UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2011

RUBICON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33834	36-4419301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 East Green Street Bensenville, Illinois		60106
(Address of principal executive offices)		(Zip Code)

(847) 295-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(e) On March 23, 2011, the Compensation Committee of the Board of Directors of Rubicon Technology, Inc. (the “Company”), on behalf of the Board of Directors, approved the amendment and restatement of the Rubicon Technology, Inc. 2007 Stock Incentive Plan (the “Amended and Restated 2007 Plan”), subject to the approval of the Company’s stockholders. On June 22, 2011, at the Company’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved the Amended and Restated 2007 Plan. The Amended and Restated 2007 Plan (i) increases the maximum number of shares of common stock that may be issued thereunder by 2,100,000, from 2,307,692 to 4,407,692 and (ii) clarifies that the repricing prohibition with respect to options and stock appreciation rights also applies to cancelling an underwater option or stock appreciation right in exchange for cash.

The preceding summary of the Amended and Restated 2007 Plan is qualified in its entirety by the full text of the Amended and Restated 2007 Plan, a copy of which was included as Appendix B of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2011 and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On April 14, 2011, the Board of Directors approved Amendment No. 1 to the Eighth Amended and Restated Certificate of Incorporation (the “Amendment”), subject to the approval of the Company’s stockholders. On June 22, 2011, at the Company’s Annual Meeting, the Company’s stockholders approved the Amendment. The Amendment decreases the number of authorized shares of common stock that are authorized thereunder by 40,000,000 shares, from 85,000,000 shares to 45,000,000 shares. The Amendment became effective on June 23, 2011.

The preceding summary of the amendment is qualified in its entirety by the full text of the Amendment, a copy of which was included as Appendix A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2011 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 22, 2011. The matters that were voted on at the Annual Meeting and the final voting results as to each such matter are set forth below.

Proposal 1: Election of Directors

The following nominees were elected to the Board of Directors for a three-year term expiring in 2014, as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Raja M. Parvez	12,503,778	264,377	3,921,326
Raymond J. Spencer	12,488,588	279,567	3,921,326

The following directors, who were not up for reelection at the Annual Meeting, continue to serve as directors following the meeting: Michael E. Mikolajczyk, Don N. Aquilano and Donald R. Caldwell.

Proposal 2: Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Company for the Fiscal Year Ending December 31, 2011

The ratification of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved as follows:

FOR	AGAINST	ABSTAIN
16,490,559	188,643	10,279

Proposal 3: Approval of Amendment No. 1 to the Company’s Eighth Amended and Restated Certificate of Incorporation

Amendment No. 1 to the Company’s Eighth Amended and Restated Certificate of Incorporation was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,545,438	75,578	68,465	3,921,326

Proposal 4: Amendment and Restatement of the Rubicon Technology, Inc. 2007 Stock Incentive Plan

The amendment and restatement of the Rubicon Technology, Inc. 2007 Stock Incentive Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,512,440	1,235,995	19,720	3,921,326

Proposal 5: Approval, on an Advisory, Non-binding Basis, of the Compensation of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers was approved on an advisory, non-binding basis, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,547,574	189,434	31,147	3,921,326

Proposal 6: Approval, on an Advisory, Non-binding Basis, of the Frequency of Stockholder Advisory Approval of Executive Compensation

Stockholders were given the options of voting for one year, two years or three years or abstaining with respect to the frequency of stockholder advisory approval of executive compensation; the three-year option was approved on an advisory basis as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
5,834,113	66,536	6,834,573	32,933	3,921,326

In accordance with the voting results, the Company intends to provide stockholders with an opportunity to cast an advisory vote on executive compensation every three years until the next required advisory vote on the frequency of future advisory votes on executive compensation. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is required to provide stockholders at least once every six calendar years the opportunity to cast an advisory vote on the frequency of stockholder advisory approval of executive compensation.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Amendment No. 1 to Eighth Amended and Restated Certificate of Incorporation (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2011).

10.1	Rubicon Technology Inc. 2007 Stock Incentive Plan, as amended and restated effective March 23, 2011 (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBICON TECHNOLOGY, INC.

Dated: June 24, 2011	By:	/s/ William F. Weissman
	Name:	William F. Weissman
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Amendment No. 1 to Eighth Amended and Restated Certificate of Incorporation (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2011).

10.1	Rubicon Technology Inc. 2007 Stock Incentive Plan, as amended and restated effective March 23, 2011 (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2011).